UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2007 (September 12, 2007)

AVASOFT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32921	87-0365131
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2206 Plaza Drive, Suite 100 Rocklin, California	95765
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 771-0900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Avasoft, Inc. (the “Registrant” or the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-KSB entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01  Entry into a Material Definitive Agreement

Manufacturing and Distribution Agreement

On September 12, 2007, the Company entered into a Manufacturing and Distribution Agreement (the “Agreement”) with Schoep’s Ice Cream Co., Inc. (“Schoep’s”).

Under the terms of the Agreement, the parties will work jointly for the manufacture, distribution, and marketing of the Company’s proprietary ice cream products. Schoep’s agreed to manufacture and package the Company’s proprietary ice cream products in formulas and in packaging as specified by the Company, and to distribute such products. The Company agreed to market the products to wholesale and retail customers. Schoep’s shall pay to the Company 65% of the gross profit that it makes on each sale of the products. Payment shall be made to the Company within ten (10) days after the end of the accounting period for all payments received from customers during that period.

The Agreement will continue until terminated by either party upon providing 180 days’ written notice.

In connection with the Agreement, the Company and Schoep’s also entered into a Non Disclosure Agreement regarding the Company’s Confidential Information, as that term is defined in the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVASOFT, INC.
(Registrant)

Date: September 24, 2007	/s/ James Wheeler

James Wheeler, Chief Executive Officer